UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2019

Sentinel Energy Services Inc.

(Exact name of registrant as specified in its charter)

Delaware	001- 38271	98-1370747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 2700

Houston, Texas 77002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 407-0686

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 1, 2019, Sentinel Energy Services Inc. (the “Company” or “we”) issued an unsecured convertible promissory note (the “Sponsor Convertible Note”) to Sentinel Management Holdings, LLC (the “Sponsor”), pursuant to which the Company may borrow up to $1,500,000 from the Sponsor from time to time for ongoing expenses. The Sponsor Convertible Note does not bear interest and all unpaid principal under the Sponsor Convertible Note will be due and payable in full on the earlier of November 7, 2019 and the consummation of an initial business combination by the Company. The Sponsor will have the option to convert any amounts outstanding under the Sponsor Convertible Note, up to $1,500,000 in the aggregate, into warrants of the post-business combination entity to purchase shares of Class A common stock, par value $0.0001 per share (“Class A common stock”), at a conversion price of $1.50 per warrant. The terms of such warrants will be identical to the private placement warrants which were sold in a private placement concurrently with the Company’s initial public offering (the “private placement warrants”), including that each such warrant will entitle the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants. Under the Sponsor Convertible Note, the Sponsor has waived any and all right, title, interest or claim of any kind in or to any distribution of or from the Trust Account, including any right to seek recourse, reimbursement, payment or satisfaction for any claim against the Trust Account.

The foregoing description of the Sponsor Convertible Note does not purport to be complete and is qualified in its entirety by the provisions of the Sponsor Convertible Note, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Shares of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The issuance of the Sponsor Convertible Note was made pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Convertible Promissory Note, dated as of March 1, 2019, issued to Sentinel Management Holdings, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTINEL ENERGY SERVICES INC.

	By:	/s/ Krishna Shivram
Name: Krishna Shivram
Title: Chief Executive Officer

Dated: March 6, 2019

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